SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

 [_]Preliminary Proxy Statement         [_] Confidential, for Use of the
                                        Commission Only (as Permitted b
 [X] Definitive Proxy Statement         Rule 14a-6(e)(2))

 [_] Definitive Additional Materials

 [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                   [American United Life Pooled Equity Fund B]
                (Name of Registrant as Specified In Its Charter)

N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed: Notes:

                    American United Life Pooled Equity Fund B

                               One American Square
                           Indianapolis, Indiana 46282

                    NOTICE OF ANNUAL MEETING OF PARTICIPANTS

                                  June 14, 2002

To the Participants of American United Life Pooled Equity Fund B:

     Notice is hereby given that the Annual Meeting of Participants (the "Meeting") of American United Life Pooled Equity Fund B (the "Fund") will be held at 9:45 a.m. (EST) on Friday, June 14, 2002 at One American Square, Indianapolis, Indiana 46282, for the following purposes:

I. To elect five (5) Members to the Board of Managers to serve until the next Annual Meeting of Participants called for that purpose and until their successors are duly elected and qualified;

II.  To   consider   and   vote   on    ratification   of   the   selection   of
     PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002; and

III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     After careful consideration, the Board of Managers of the Fund unanimously approved the proposals and recommends that Participants vote "FOR" the proposals. The matters referred to above are discussed, in detail, in the Proxy Statement attached to this Notice. The Board of Managers has fixed the close of business on March 28, 2002 as the record date for determining Participants entitled to notice of and to vote at the Meeting, and any adjournment thereof. Each accumulation unit of the Fund is entitled to one vote, with fractional votes for fractional units. The enclosed proxy is being solicited by the Board of Managers of the Fund.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, sign, and return the enclosed proxy promptly so that you will be represented at the Meeting. If you have returned a proxy and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance at the Meeting, by itself, will not revoke a previously tendered proxy.

                                           By Order of the Board of Managers

                                                /s/ Richard A. Wacker

                                           By: Richard A. Wacker
                                           Secretary to the Board of Managers
Indianapolis, Indiana
May 3, 2002

Your vote is important no matter how large or small your holdings may be. In order to avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card.

                                 PROXY STATEMENT


                    American United Life Pooled Equity Fund B
                               One American Square
                           Indianapolis, Indiana 46282
                                 (800) 249-6269


                    Meeting of Participants -- June 14, 2002

                             SOLICITATION OF PROXIES


     This statement is furnished in connection with the solicitation of proxies by the Board of Managers (the "Board") of American United Life Pooled Equity Fund B (the "Fund"), for use at the Annual Meeting of Participants (the "Meeting") of the Fund to be held at 9:45 a.m. (EST) on Friday, June 14, 2002 at One American Square, Indianapolis, Indiana 46282, and any adjournment thereof for the purposes set forth in the accompanying Notice. It is anticipated that the first mailing of proxies and the Proxy Statement to Participants will be on or about May 10, 2002.

Financial Reports

     Participants can find important information about the Fund in the Annual Report dated December 31, 2001 and in the Semi-Annual Report dated June 30, 2001, each of which has previously been mailed to Participants. Participants may request another copy of these Reports by writing to the Fund at the address given above, or by calling the toll-free telephone number listed above. Neither the Annual Report nor the Semi-Annual Report is incorporated by reference.

Items to be Considered by Participants:

     The Board is soliciting proxies from Participants of the Fund with respect to the following:

I. To elect five (5) members of the Board to serve until the next Annual Meeting of Participants called for that purpose and until their successors are duly elected and qualified;

II.  To   consider   and   vote   on    ratification   of   the   selection   of
     PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002; and

III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Proposal I: The Election of Members of the Board


     The Fund is not required to hold an annual meeting of participants for the election of Members of the Board. However, in accordance with the Fund's Rules and Regulations, as well as applicable federal securities laws, the Fund is required to call a meeting of participants to fill vacancies on the Board if, immediately after the appointment of a Manager by the Board, to fill a vacancy, less than two-thirds of the Managers then holding office would have been elected by the Participants. Since only three of the current Managers have been elected by Participants at the present time, an election of Managers is being held at this Meeting to fill vacancies caused by resignations of two Managers. Dr. Leslie Lenkowsky resigned from the Board in October, 2001, when he was nominated by President Bush to serve as the Chief Executive Officer of the Corporation for National and Community Service in Washington D.C. In addition, Mr. James P. Shanahan resigned from the Board effective March 15, 2002 to allow the Board to be reconstituted with a sixty percent majority of Managers who are not "interested persons" of the Fund for regulatory purposes ("Independent Managers") in light of new rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") that will take effect on July 1, 2002.

     The Board currently consists of 4 Managers, all of whom are submitted for election at the Meeting: Dr. Ronald D. Anderson, Mr. James W. Murphy, Mr. R. Stephen Radcliffe, and Mr. Donald J. Stuhldreher. Dr. Anderson, Mr. Murphy and Mr. Radcliffe previously were elected to the Board at the annual meeting of participants held on August 4, 1997 and are submitted for re-election to the Board. Mr. Stuhldreher was appointed to the Board as an Independent Manager effective December 14, 2001 to fill the vacancy created by the resignation of Dr. Lenkowsky, who was an Independent Manager. Alpha C. Blackburn, was nominated to join the Board as an Independent Manager on March 15, 2002, following Mr. Shanahan's resignation, subject to her election by shareholders at the Meeting.

     If each Manager and Mrs. Blackburn are elected or re-elected at the Meeting, Dr. Anderson, Mr. Stuhldreher, and Mrs. Blackburn (60% of the 5 member Board) will be Independent Managers. Mr. Murphy, due to his previous position as Senior Vice President, Corporate Finance, of the Fund's investment advisor, American United Life Insurance Company ("AUL"), and Mr. Radcliffe, who currently serves as AUL's Executive Vice President, are interested persons of the Fund and would constitute 40% of the Board. As an interested person still employed by AUL, Mr. Radcliffe will receive no compensation from the Fund for serving as a Member of the Board. Each nominee has consented to serve as a Manager if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote at their discretion for another person or persons who may be nominated as a Manager.

The following table sets forth certain information concerning each of the nominees.

------------------------- ------------ ------------- ------------------------- --------------- ---------------------

Name, Address & Age in    Current      Term of       Principal Occupations     Number of       Other Directorships
2002                      Position     Office and    During the Past Five      Portfolios in   Held by Nominee
                          with the     Length of     Years                     Fund Complex
                          Fund         Service                                 Overseen by
                                                                               Nominee
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------

Independent
Managers/Nominee

------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
Ronald D. Anderson        Manager      Indefinite,   Professor, School of            9         N/A
371 Cottonwood Dr.                     7/26/1989     Business, Indiana
Mooresville, IN 46158                  to present    University/Purdue
age 63                                               University -
                                                     Indianapolis
                                                     (8/1988 - present)
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                          N/A                                                        9         N/A
Alpha C. Blackburn                     Indefinite    President & Chief
3388 Founders Rd.                                    Executive Officer,
Indianapolis, IN 46268                               Blackburn Architects,
age 63                                               Inc. (7/1999 to
                                                     present); Vice
                                                     President, Blackburn
                                                     Architects, Inc.
                                                     (6/1981 - 7/1999)
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                                                                                     9         N/A
Donald J. Stuhldreher     Manager      Indefinite,   Retired since 1990
4210 Statesman Dr.                     12/14/2001
Indianapolis, IN 46282                 to present
age 66
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------

Interested Managers

------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                                                                                     9         N/A
James W. Murphy*          Manager      Indefinite,   Senior Vice President,
11800 Pebblepoint Pass                 7/26/1989     Corporate Finance, AUL
Carmel, IN 46033                       to present    (5/1/1977 - 4/1/2000)
age 66
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
------------------------- ------------ ------------- ------------------------- --------------- ---------------------
                                                                                     9
R. Stephen Radcliffe*     Manager,     Indefinite,   Executive Vice                            Director, American
One American Square       Chairman     2/2/2000 to   President, AUL (8/1994                    United Mutual
Indianapolis, IN 46282    of the       present       to present)                               Insurance Holding
age 57                    Board and                                                            Company; Director,
                          President                                                            OneAmerica
                                                                                               Financial Partners,
                                                                                               Inc.; Director,
                                                                                               AUL; Director,
                                                                                               State Life
                                                                                               Insurance Company.
------------------------- ------------ ------------- ------------------------- --------------- ---------------------

*Mr. Radcliffe and Mr. Murphy are "interested persons" of the Fund, (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) due to their affiliations with AUL.

     During the Fund's fiscal year ended December 31, 2001, the Board held four meetings. Except for Mr. Stuhldreher, who was a Manager for only a portion of the year, all current Managers attended all four meetings. The Fund has no standing audit, compensation or nominating committees.

     No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.

     Listed below for each nominee is a dollar range of equity securities beneficially owned in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each nominee that are in the same family of investment companies as the Fund, as of December 31, 2001:


---------------------------------------- ------------------------------------- -------------------------------------

            Name of Nominee               Dollar Range of Equity Securities      Aggregate Dollar Range of Equity
                                                     in the Fund                   Securities in All Registered
                                                                                 Investment Companies Overseen by
                                                                               the Nominee in Family of Investment
                                                                                            Companies
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Ronald D. Anderson                                       None                                  None
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Alpha C. Blackburn                                       None                                  None
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

James W. Murphy                                          None                                  None
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

R. Stephen Radcliffe                                     None                             Over $100,000
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Donald J. Stuhldreher                                    None                                  None
---------------------------------------- ------------------------------------- -------------------------------------

     As of January 1, 2002, the nominees, as a group, owned variable contracts that entitled them to give voting instructions with respect to less than one percent of the accumulation units of any portfolio of the Fund.

     No Independent Manager or nominee to serve as an Independent Manager (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in AUL, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with the AUL or the principal underwriter of the Fund (not including registered investment companies). Set forth in the table below is information regarding ownership by each Independent Manager (and his or her immediate family members) of securities issued by AUL, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with AUL or the principal underwriter of the Fund (not including registered investment companies).


------------------------- ----------------------- -------------------- -------------- ---------------- -------------

    Name of Nominee         Name of Owners and          Company          Title of        Value of       Percent of
                             Relationship to                               Class        Securities        Class
                                 Nominee
------------------------- ----------------------- -------------------- -------------- ---------------- -------------
------------------------- ----------------------- -------------------- -------------- ---------------- -------------

Ronald D. Anderson                 None                  None              None            None            None
------------------------- ----------------------- -------------------- -------------- ---------------- -------------
------------------------- ----------------------- -------------------- -------------- ---------------- -------------

Alpha C. Blackburn                 None                  None              None            None            None
------------------------- ----------------------- -------------------- -------------- ---------------- -------------
------------------------- ----------------------- -------------------- -------------- ---------------- -------------

Donald J. Stuhldreher              None                  None              None            None            None
------------------------- ----------------------- -------------------- -------------- ---------------- -------------


Remuneration of Managers and Officers

     During the calendar year ended December 31, 2001, the Fund paid to all Independent Managers fees aggregating $3,112.50. For the calendar year 2002, the Fund shall pay each such Independent Manager and each Interested Manager who is not a current employee of AUL $1,500 per year, plus $50.00 for each Board meeting attended and shall reimburse each such Independent Manager and Interested Manager who is not a current employee of AUL for any expenses incurred in attending such meetings or otherwise in carrying out his responsibilities as a Manager of the Fund. AUL pays all salaries, fees, and expenses of any officer or Manager of the Fund who is currently an officer, director, or employee of AUL. As a result, Messrs. Radcliffe and Wacker do not receive any compensation from the Fund.

     The following table sets forth the compensation paid to each of the current Managers of the Fund for the fiscal year ended December 31, 2001:


---------------------------------------- ------------------------------------- -------------------------------------

           Name of Director              Aggregate Compensation from the Fund    Total Compensation from the Fund
                                                                                         and Fund Complex
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Ronald D. Anderson                                    $1,700.00                             $7,550.00
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

James W. Murphy*                                      $1,700.00                             $7,550.00
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Donald J. Stuhldreher                                     $0                                    $0
---------------------------------------- ------------------------------------- -------------------------------------


*Mr. Murphy is an "interested persons" of the Fund, (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) due to his recent affiliation with AUL.

     The following table lists information about the sole Executive Officer of the Fund, his address, age, position with the Fund, his term of office and length of time served in such position, and his principal occupation during the past five years.

--------------------------------- ------------------- -------------------- -----------------------------------------

      Name & Age in 2002**         Current Position   Term of Office and    Principal Occupations During the Past
                                    with the Fund      Length of Service                  Five Years
--------------------------------- ------------------- -------------------- -----------------------------------------
--------------------------------- ------------------- -------------------- -----------------------------------------

Richard A. Wacker, age 54         Secretary           Indefinite,          Associate General Counsel, AUL
                                                      3/7/1990 to present
--------------------------------- ------------------- -------------------- -----------------------------------------

**The Secretary of the Fund can be reached at One American Square, Indianapolis, Indiana 46282.

The Board, including the independent Managers, recommends that Participants vote in favor of the election of the five nominees as Managers of the Fund. Unmarked proxies will be so voted.

II.      RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP was selected as the independent certified public accountants for the Fund for the year ending December 31, 2002 at the Board meeting held on March 15, 2002, subject to ratification of the shareholders of the Fund at the Meeting. The Fund's financial statements for the fiscal year ended December 31, 2001, were examined by PricewaterhouseCoopers LLP. In connection with its audit services, PricewaterhouseCoopers LLP will examine and certify financial statements for the Fund and may provide assistance and consultation in connection with filings with the SEC. PricewaterhouseCoopers LLP has advised the Fund that it has no direct financial or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP, if requested by any shareholder, will be present at the Meeting, either in person or by telephone, to respond to appropriate questions from shareholders.

Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP in connection with the annual audit of the Fund for the fiscal year ended December 31, 2001 was $12,006. The aggregate fees paid to PricewaterhouseCoopers LLP by AUL and entities controlling, controlled by or under common control with AUL that provide services to the Fund for the fiscal year ended December 31, 2001 was $339,972.

Financial Information Systems Design and Implementation Fees

     There were no fees billed for financial information systems design and implementation services by PricewaterhouseCoopers LLP to the Fund, AUL and entities controlling, controlled by or under common control with AUL that provide services to the Fund for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Fund, AUL and entities controlling, controlled by or under common control with AUL that provide services to the Fund for the fiscal year ended December 31, 2001 was $196,137. The Board will periodically consider whether PricewaterhouseCoopers LLP's receipt of non-audit fees from the Fund, AUL and entities controlling, controlled by, or under common control with AUL that provide services to the Fund, is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     The Board recommends that Participants vote in favor of ratifying the selection of PricewaterhouseCoopers LLP as independent public accountant for the Fund for the year ending December 31, 2002. Unmarked proxies will be so voted.

III.     OTHER MATTERS

     The Managers know of no business to be brought before the Meeting, other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.


                             ADDITIONAL INFORMATION

     Accumulation units represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the proxy and the attached Notice of Meeting. A proxy may be revoked at any time prior to its exercise by written notice to the Secretary of the Fund at One American Square, Indianapolis, Indiana 46282, by execution of a subsequent proxy, or by voting in person by attending the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

     The accumulation units of the Fund were originally sold to one or more separate accounts of AUL to serve as the investment medium for variable annuity contracts issued by AUL (the "Contracts"). On May 1, 2000, AUL ceased accepting contributions and transfers into the Fund and no accumulation units have been purchased since that time. The persons permitted to give instructions for voting accumulation units of the Fund and the number of accumulation units for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof, will be determined as of the close of business on Friday, March 28, 2002 (the "Record Date").

     In connection with the solicitation of such instructions from persons having the voting interest under a Contract, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. The person having the voting interest under a Contract is the Owner or Participant, depending on the type of retirement plan under which the Contract is issued. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her account value. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient copies of this Proxy Statement for all Participants under a Contract with any voting interest thereunder. The number of accumulation units outstanding as of the close of business on the record date was 239,517.614810.

     Accumulation units entitle their holders to one vote per accumulation unit, with proportional voting for fractional accumulation units.

     The costs of the Meeting, including the preparation, printing, and mailing of proxies and the Proxy Statement, will be borne by AUL. AUL will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the accumulation units of the Fund. Supplementary solicitations may be made by mail, telephone, the Internet or personal interview by officers or agents of the Fund.

     The presence in person or by proxy of the holders of a majority of the outstanding accumulation units of the Fund is required to constitute a quorum at the Meeting. Accumulation units held by Participants present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Proxies that reflect abstentions or broker "non-votes" (that is, accumulation units held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as accumulation units that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the
Meeting without instructions from the beneficial owners of the Fund's accumulation units.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those accumulation units represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A Participant vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Five Percent Owners

As of the Record Date, the following persons were known by the Fund to own beneficially five percent (5%) or more of the outstanding accumulation units of the Fund:

--------------------------------------------------- -------------------------------------------- --------------------
               Name and Address of                                   Number of                     Percent of Fund
                 Beneficial Owner                               Accumulation Units

--------------------------------------------------- -------------------------------------------- --------------------
--------------------------------------------------- -------------------------------------------- --------------------
Linda J. Neudecker                                                   14593.839                          6.09%
1541 W. County Rd. 600 N
Ridgeville, Indiana
--------------------------------------------------- -------------------------------------------- --------------------
--------------------------------------------------- -------------------------------------------- --------------------
Ronald G. Nelson
29803 Fairview Road                                                  12322.760                          5.14%
Lebanon, Oregon
--------------------------------------------------- -------------------------------------------- --------------------
--------------------------------------------------- -------------------------------------------- --------------------
Beng T. Ho                                                           16421.717                          6.86%
2615 South Glen Haven
Houston, Texas 77025
--------------------------------------------------- -------------------------------------------- --------------------

Voting

     To vote, Participants may sign and mail the proxy card received with the Proxy Statement or attend the Meeting in person.

Required Vote

     The vote of a majority of the outstanding accumulation units of the Fund represented at a meeting at which a quorum is present is necessary for the election of Managers (Proposal I) and for the ratification of the selection of independent accountants (Proposal II).

About AUL

     AUL serves as investment advisor to the Fund, and also provides administrative services in connection with the Fund's operations. AUL is located at One American Square, Indianapolis, Indiana 46282. OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, also located at One American Square, Indianapolis, Indiana, 46282, serves as the Distributor for the Fund.

Participants' Proposals

     As a general matter, the Fund does not hold regular annual or other meetings of Participants. Any Participant who wishes to submit proposals to be considered at a future meeting of Fund Participants should send the proposals to the Fund at P.O. Box 368, Indianapolis, Indiana 46206, so as to be received a reasonable time before a proxy solicitation for the next meeting is made. However, participant proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO FILL-IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Managers



By:  Richard A. Wacker
Secretary
May 3, 2002

[FRONT OF CARD]

                                    PROXY

                  AMERICAN UNITED LIFE POOLED EQUITY FUND B
                        ANNUAL MEETING OF PARTICIPANTS

                        JUNE 14, 2002, 9:45 A.M. (EST)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS, WHICH RECOMMENDS A VOTE "FOR" ALL OF THE FOLLOWING PROPOSALS.

       The undersigned Contract Owner or Participant under a variable annuity contract ("Contract") hereby instructs Richard A. Wacker, Secretary to the Board of Managers of American United Life Pooled Equity Fund B ("Fund B") (or in his absence, his duly authorized designee) to vote the accumulation units of Fund B attributable to his or her Contract at the Annual Meeting of Participants of Fund B to be held on June 14, 2002 at One American Square, Indianapolis, Indiana, 46282 at 9:45 a.m. (EST), or at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Notice of Meeting and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Secretary's (or his designee's) discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

1.     To elect the following persons to serve as Members of the Board of
       Managers:   Ronald D. Anderson, Alpha C. Blackburn, James W. Murphy,
       R. Stephen Radcliffe, and Donald J. Stuhldreher.

       [   ] VOTE FOR         [   ] WITHHOLD AUTHORITY     [   ] VOTE FOR
all nominees, except nominee(s)
             all nominees.                 to vote for all nominees.
   whose names are written in the space below.



_______________________________________________________________________________

2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for Fund B for the fiscal year ending December 31, 2002.

       [   ] FOR              [   ] AGAINST               [   ] ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR MANAGER LISTED IN ITEM 1 AND IN FAVOR OF ITEM 2. IF THIS PROXY IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST FOR THE PROPOSALS LISTED ABOVE.

Dated: ______________________ Signature(s):
______________________________________________________________________________


YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.




[BACK OF CARD]


                  AMERICAN UNITED LIFE POOLED EQUITY FUND B



RECORD DATE                                          CONTRACT
        GROUP

3/28/2002                                                          47573

                                                                   0001

UNIT VALUE                                           SOCIAL SECURITY NUMBER

$__________                                                 111-11-1111

ACCUMULATION UNITS

1,000.000000                                                       John Doe
                                                            123 Main Street
ACCOUNT VALUE                                               Anywhere, IN 46229

$__________